                                                                   EXHIBIT 10.32

                                   MORTGAGE,
                ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                            AND FINANCING STATEMENT
                                     FROM
                             CHENIERE ENERGY, INC.
                        (Taxpayer I.D. No. 95-45352386)
                                      TO

                      ENCAP ENERGY CAPITAL FUND III, L.P.
                         (Taxpayer I.D. No.76-0545517)
                            Dated September 1, 1999

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS), AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OR MINEHEADS OF THE WELLS OR MINES LOCATED ON THE PROPERTIES DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT. THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES AND/OR PARISHES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.



WHEN RECORDED OR FILED RETURN TO:   THIS DOCUMENT PREPARED BY:

Thompson & Knight L.L.P.            John W. Rain
1700 Pacific Avenue                 Thompson & Knight L.L.P.
Suite 3300                          1700 Pacific Avenue
Dallas, Texas  75201                Suite 3300
Attention: Melissa Vance            Dallas, Texas  75201

                   MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                    FIXTURE FILING AND FINANCING STATEMENT

     BE IT KNOWN that on the 1st day of September, 1999, BEFORE ME, the undersigned Notary Public duly commissioned and qualified in and for the State set forth below, PERSONALLY APPEARED CAME AND APPEARED

     Cheniere Energy, Inc., a Delaware corporation represented herein by Michael
L. Harvey, its President and Chief Executive Officer, duly authorized by resolution of its Board of Directors, a certified copy of which is annexed hereto as Annex I, whose mailing address is Two Allen Center, Suite 1740, 1200 Smith Street, Houston, Texas 77002, and whose federal tax identification number 95-45352386 ("Mortgagor"), and

     EnCap Energy Capital Fund III, L.P., a Texas limited partnership, represented herein by the undersigned duly authorized officer of EnCap Investments L.L.C., a Delaware limited liability company, its general partner, whose mailing address is 1100 Louisiana Street, Suite 3150, Houston, Texas 77002 and whose federal tax identification number is 76-0545517 ("Mortgagee"), who being duly sworn, executed this Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (this "Mortgage") on the terms and conditions set forth herein.


                                 ARTICLE I.

                    Granting Clauses; Secured Indebtedness

     Section 1.1. Grant and Mortgage. Mortgagor, for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby MORTGAGE ASSIGN, WARRANT, PLEDGE AND HYPOTHECATE to Mortgagee the following described properties, rights and interests (the "Mortgaged Properties"):

          A. The oil, gas and/or mineral properties, mineral servitudes and/or mineral rights which are described in Exhibit "A" attached hereto and made a part hereof;

          B. Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit "A" hereto, or (ii) the lands (including submerged lands) described or referred to in Exhibit "A" (or described in any of the instruments described or referred to in Exhibit "A"), without regard to any limitations as to specific lands or depths that may be set forth in Exhibit "A" hereto or in any of the leases or other agreements described in Exhibit "A" hereto;

          C. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

          D. All of Mortgagor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause A, B or C above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests including, but not limited to, those contracts listed in Exhibit "A" hereto, as same may be amended or supplemented from time to time;

          E. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines) and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause A, B or C above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

          F. All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

     TO HAVE AND TO HOLD the Mortgaged Properties unto Mortgagee, and Mortgagee's heirs, devisees, representatives, successors and assigns, upon the terms, provisions and conditions herein set forth.

     Section 1.2. Grant of Security Interest. In order to further secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Mortgagee a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the Mortgaged Properties and in and to:

          (a) all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the "Production"), together with all proceeds of Production (regardless of whether Production to which such proceeds relate occurred on or before or after the date hereof), and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

          (b) without limitation of any other provisions of this Section 1.2, all payments received in lieu of production from the Mortgaged Properties (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, "take or pay" payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this subsection (b) being herein called "Payments in Lieu of Production");

          (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof, or the treating, handling, storing, processing, transporting or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

          (d) all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, storing, processing, transporting, or marketing of Production (including, without limitation, any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

          (e) without limitation of the generality of the foregoing, any rights and interests of the Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

          (f) to the extent permitted under applicable confidentiality and license agreements, all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production, or any other item of Property (as hereinafter defined) which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

          (g) all money, documents, instruments, chattel paper, securities, accounts or general intangibles arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property (all of the properties, rights and interests described in subsections (a), (b), (c), (d), (e) and (f) above and this subsection (g) being herein sometimes collectively called the "Collateral"); and

          (h) all proceeds of the Collateral or of the Mortgaged Properties, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real/immovable property, personal/movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Mortgaged Properties and of the Collateral being herein sometimes collectively called the "Property").

     Section 1.3. Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:

          (a) All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Credit Agreement dated of even date herewith between Mortgagor and Mortgagee and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such Credit Agreement as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Credit Agreement");

          (b) One certain promissory note dated of even date herewith, in the principal amount of Three Million One Hundred Thousand Dollars ($3,100,000) made by Mortgagor and payable to the order of Mortgagee, on or before August 31, 2001, bearing interest as therein provided, and containing a provision for the payment of a reasonable additional amount as attorneys' fees, as the same may from time to time be supplemented, amended or modified, and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such note, as from time to time supplemented, amended, or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being herein called the "Note");

          (c) All indebtedness and other obligations now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, the Credit Agreement, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the "secured indebtedness" (as hereinafter defined) or any part thereof or otherwise executed in connection with any advance or loan evidenced or governed by the Note or the Credit Agreement (the Note, the Credit Agreement, this Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents");

          (d) Payment of and performance of any and all present or future obligations of Mortgagor under the terms of any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other derivative, exchange or protection agreements relating to interest rates or to crude oil, natural gas, natural gas liquids, refined products or other hydrocarbons or the prices thereof, or any option with respect to any such transaction, now existing or hereafter entered into between Mortgagor and Mortgagee or any affiliate of Mortgagee (including without limitation El Paso Energy Marketing Company);

          (e) All other loans and future advances made by Mortgagee to Mortgagor and all other debts, obligations and liabilities of Mortgagor of every kind and character now or hereafter existing in favor of Mortgagee (including without limitation all debts, obligations and liabilities owing under that certain Conveyance of Net Profits Overriding Royalty Interest of even date herewith from Mortgagor to Mortgagee), whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Mortgagee or to a third party and subsequently acquired by Mortgagee, it being contemplated that Mortgagor may hereafter become indebted to Mortgagee for such further debts, obligations and liabilities; and

          (f) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.3, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

     Section 1.4.  Secured Indebtedness.  The indebtedness referred to in
Section 1.3, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby". It is contemplated and acknowledged that the secured indebtedness may include revolving credit loans and advances from time to time, and that this Mortgage shall have effect, as of the date hereof, to secure all secured indebtedness, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date.

     Section 1.5. Maximum Secured Amount. Notwithstanding any provision hereof to the contrary, the outstanding indebtedness secured by hereby shall not, at any time or from time to time, exceed an aggregate maximum amount of $50,000,000.

     Section 1.7 Maturity of Indebtedness. The maturity of the indebtedness secured hereby, subject to rights of acceleration, is August 31, 2001.


                                 ARTICLE II.

                   Representations, Warranties and Covenants

     Section 2.1.  Mortgagor represents, warrants, and covenants as follows:

          (a) Title and Permitted Encumbrances. Mortgagor has, and Mortgagor covenants to maintain, good and marketable title to the Property, free and clear of all liens, security interests, and encumbrances except for (i) the contracts, agreements, burdens, encumbrances and other matters set forth in the descriptions of certain of the Mortgaged Properties on Exhibit "A" hereto, (ii) the liens and security interests evidenced by this Mortgage,
     (iii) statutory liens for taxes which are not yet delinquent, or which are being contested in good faith by appropriate proceedings and for which Mortgagor has established reserves as required by generally accepted accounting principles, (iv) liens securing lessors' royalties arising by statute or under the terms of a lease, liens under operating agreements, pooling orders and unitization agreements, and mechanics' and materialmen's liens, with respect to obligations which are not yet due or the enforceability of which is being contested in good faith by appropriate proceedings, (v) other liens and security interests (if any) in favor of Mortgagee, (vi) minor defects and irregularities in title to any Property, so long as such defects and irregularities neither (A) are liens which secure other indebtedness or obligations nor (B) materially impair the value of such Property or the use thereof for the purposes for which such Property is held (the matters described in the foregoing clauses (i), (ii), (iii), (iv), (v) and (vi) being herein called the "Permitted Encumbrances"); Mortgagor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands (including claims which would be a Permitted Encumbrance under item (vi) above) of all persons claiming or to claim the same or any part thereof. With respect to each Mortgaged Property, the ownership of Mortgagor in such Mortgaged Property does and will (after giving effect to all Permitted

     Encumbrances, but prior to giving effect to the Conveyance of Net Profits Overriding Royalty Interest given by Mortgagor to Mortgagee immediately prior to the grant of this Mortgage): (i) with respect to each tract of land described in Exhibit "A" hereto (whether described directly in such Exhibit "A" or described by reference to another instrument) in connection with such Mortgaged Property, (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such tract equal to not less than the decimal or percentage share set forth in Exhibit "A" in connection with such tract opposite the words "Net Revenue Interest" (or words of similar import), (B) cause Mortgagor to be obligated to bear a decimal or percentage share of the cost of exploration, development and operation of such tract of land not greater than the decimal or percentage share set forth in Exhibit "A" in connection with such tract opposite the words "Working Interest" (or words of similar import) and (ii) if such Mortgaged Property is shown on Exhibit "A" to be subject to a unit or units, with respect to each such unit, (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of all substances covered by such unit which are produced from, or allocated to, such unit equal to not less than the decimal or percentage share set forth in Exhibit "A" in connection with such Mortgaged Property opposite the words "Unit Net Revenue Interest" or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit), and (B) obligate Mortgagor to bear a decimal or percentage share of the cost of exploration, development and operation of such unit not greater than the decimal or percentage share set forth in Exhibit "A" in connection with such Mortgaged Property opposite the words "Unit Working Interest" or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit). With respect to each Property described in Exhibit "A" hereto which is subject to a voluntary or involuntary pooling, unitization or communitization agreement and/or order, the term "tract of land" as used in this Section 2.1(a) shall mean the pooled, unitized or communitized area as an entirety and shall not be deemed to refer to any individual tract committed to said pooled, unitized or communitized area. The above-described shares of production which Mortgagor is entitled to receive, and shares of expenses which Mortgagor is obligated to bear, are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit "A" in connection with operations hereafter proposed), except, and only to the extent that, such changes are expressly set out in Exhibit "A". There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Mortgagee as secured party. Upon request by Mortgagee, Mortgagor will deliver to Mortgagee schedules of all internal and third party information identifying the Mortgaged Properties (such as, for example, lease names and numbers assigned by Mortgagor or the operator of any Mortgaged Property, well and/or unit and/or property names and numbers assigned by purchasers of Production, and internal identification names and numbers used by Mortgagor in accounting for revenues, costs, and joint interest transactions attributable to the Mortgaged Properties). The listing of Permitted Encumbrances above is made for the purpose of limiting certain warranties and covenants made by Mortgagor herein; such listing is not intended to affect the description herein of the Mortgaged Properties nor to subordinate the liens and security interests hereunder to any Permitted Encumbrances.

          (b) Leases and Contracts; Performance of Obligations. The oil, gas and/or mineral leases, contracts, servitudes and other agreements forming a part of the Property, to the extent the same cover or otherwise relate to the Property, are in full force and effect, and Mortgagor agrees to so maintain them in full force and effect. All rents, royalties and other payments due and payable under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of the Property, have been, and will continue to be, properly and timely paid. Mortgagor is not in default with respect to Mortgagor's obligations (and Mortgagor is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of any part of the Property, where such default could adversely affect the ownership or operation of the Property; Mortgagor will fulfill all such obligations coming due in the future. Mortgagor is not currently accounting (and will not hereafter agree to account) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) less favorable to Mortgagor than proceeds received by Mortgagor (calculated at the well) from sale of production.

          (c) Sale of Production. No Mortgaged Property is or will become subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days) or
     (ii) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements or transportation agreements (or other agreements relating to the marketing of Production) listed on Exhibit "A" (in connection with the Mortgaged Properties to where they relate), (i) no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) which cannot be canceled on 120 days' (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) shall be bona fide arm's length transactions with third parties not affiliated with Mortgagor and shall be at the best price (and on the best terms) available (such price shall, in the case of Production sales which are subject to price controls, be determined giving consideration to such fact). Mortgagor is presently receiving a price for all production from (or attributable to) each Mortgaged Property covered by a production sales contract listed on Exhibit "A" as computed in accordance with the terms of such contract, and is not having deliveries of production from such Mortgaged Property curtailed substantially below such property's delivery capacity. Neither Mortgagor, nor any of its predecessors in title, has received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" or other similar arrangements) for any oil, gas or other hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any "take or pay" or other similar arrangement (i) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (ii) as a result of which production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefor as a result of payments made, or other actions taken, with respect to other properties. There is no Mortgaged Property with respect to which Mortgagor, or its predecessors in title, has, prior to the date hereof, taken more ("overproduced"), or less ("underproduced"), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Mortgaged Property would entitle it to take. Mortgagor will not after the date hereof become "overproduced" (as above defined) with respect to any well on the Mortgaged Properties (or on any unit in which the Mortgaged Properties participate), in an amount in excess of Mortgagor's share of gas produced from such well during the preceding four calendar months. No Mortgaged Property is or will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the production attributable to such Mortgaged Property without payment (or without full payment) therefor as a result of production having been taken from, or as a result of other actions or inactions with respect to, other properties. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor's knowledge, no facts exist which might cause the same to be imposed.

          (d) Condition of Personal or Movable Property. The equipment, inventory, improvements, fixtures, goods and other tangible personal/movable property forming a part of the Property are and will remain in good repair and condition and are and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of such Property is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) in the course of the normal operation of the Property or which is hereafter sold or disposed of as allowed under the Credit Agreement.

          (e) Operation of Mortgaged Properties. The Mortgaged Properties (and properties unitized therewith) are being (and, to the extent the same could adversely affect the ownership or operation of the Mortgaged Properties after the date hereof, have in the past been), and hereafter will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production after the date hereof, reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the date hereof, and (ii) none of the wells located on the Mortgaged Properties (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, and will remain, bottomed under and producing from, with the well bores wholly within, the Mortgaged Properties (or, in the case of wells located on properties unitized therewith, such unitized properties). There are no wells being drilled, deepened, plugged back or reworked, and no other operations are being conducted for which consent is required under the applicable operating agreement (or which are other than normal operation of existing wells on the Mortgaged Properties); there are no proposals currently outstanding (whether made by Mortgagor or by any other party) to drill, deepen, plug back, or rework wells, or to conduct any such other operations, or to abandon any wells on the Mortgaged Properties (nor are there any such proposals which have been approved, either by Mortgagor or any other party, with respect to which the operations covered thereby have not been commenced other than those disclosed by Mortgagor to Mortgagee in writing prior to the execution hereof). There are no dry holes, or otherwise inactive wells, located on the Mortgaged Properties or on lands pooled or unitized therewith except for wells that have been properly plugged and abandoned. Mortgagor has, and will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Property; and Mortgagor has not received notice of any violations in respect of any such licenses or permits.

          (f) Sale or Disposal. Mortgagor will not, without the prior written consent of Mortgagee, sell, exchange, lease, transfer, or otherwise dispose of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures made in connection with a release, surrender or abandonment (to which Mortgagee has given its prior written consent) of a lease, (ii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures in connection with the abandonment (to which Mortgagee has given its prior written consent) of a well, (iii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures which are (A) obsolete for their intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances, (iv) sales of Production which are made in the ordinary course of business and in compliance with
     Section 2.1(c) hereof, and (v) sales permitted under Section 7.5 of the Credit Agreement; provided that nothing in clause (iv) shall be construed as limiting Mortgagee's rights under Article III of this Mortgage. Mortgagor shall account fully and faithfully for and, if Mortgagee so elects, shall promptly pay or turn over to Mortgagee the proceeds in whatever form received from disposition in any manner of any of the Property.

          (g) Ad Valorem and Severance Taxes. Mortgagor has paid and discharged, and will continue to pay and discharge, all ad valorem taxes assessed against the Property or any part thereof and all production, severance and other taxes assessed against, or measured by, the Production or the value, or proceeds, of the Production.

          (h) Suits and Claims. There are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Mortgagor's knowledge, threatened) which affect the Property (including, without limitation, any which challenge or otherwise pertain to Mortgagor's title to the Property) and no judicial or administrative actions, suits or proceedings pending (or, to Mortgagor's knowledge, threatened) against Mortgagor.

          (i)  Environmental.

                    (A) Current Status. The Property and Mortgagor are not in violation of Applicable Environmental Laws (below defined), or subject to any existing, pending or, to the best knowledge of Mortgagor, threatened investigation or inquiry by any governmental authority or any other person under or with respect to Applicable Environmental Laws, or subject to any remedial obligations under Applicable Environmental Laws, and are in compliance with all permits and licenses required under Applicable Environmental Laws, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Mortgagor. "Applicable Environmental Laws" shall mean any applicable laws, orders, rules, or regulations pertaining to safety, health or the environment, as such laws, orders, rules or regulations now exist or are hereafter enacted and/or amended (including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA") and applicable state and local law). Mortgagor undertook, at the time of acquisition of the Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice. Mortgagor has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released at, into, upon or under the Property. The use which Mortgagor makes and intends to make of the Property will not result in the use, treatment, storage or disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property, except such usage, and temporary storage in anticipation of usage, as is in the ordinary course of business and in compliance with Applicable Environmental Laws. The terms "hazardous substance" and "release" as used in this Mortgage shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the states in which the Mortgaged Properties are located establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The "Associated Property" (as such term is hereinafter defined) is not in violation of any Applicable Environmental Laws for which Mortgagor or its predecessors in the Property would be responsible. The term "Associated Property" as used in this Mortgage shall mean any and all interests in and to (and or carved out of) the lands which are described or referred to in Exhibit "A" hereto, or which are otherwise described in any of the oil, gas and/or mineral leases or other instruments described in or referred to in such Exhibit "A", whether or not such property interests are owned by Mortgagor.

                    (B) Future Performance. Mortgagor will not cause or permit the Property or the Associated Property or Mortgagor to be in violation of, or do anything or permit anything to be done which will subject the Property or the Associated Property to any remedial obligations under, or result in noncompliance with applicable permits and licenses under, any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property or the Associated Property and Mortgagor will promptly notify Mortgagee in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation, claim, suit or inquiry by any governmental authority or any person in connection with any Applicable Environmental Laws. Mortgagor will take all steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property or the Associated Property. Mortgagor will not cause or permit the disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property or the Associated Property and covenants and agrees to keep or cause the Property and/or the Associated Property to be kept free of any hazardous substance or solid waste (except such use, and temporary storage in anticipation of use, as is required in the ordinary course of business, all while in compliance with Applicable Environmental Laws), and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense. Upon Mortgagee's reasonable request, at any time and from time to time during the existence of this Mortgage, Mortgagor will provide at Mortgagor's sole expense an inspection or audit of the Property and the Associated Property from an engineering or consulting firm approved by Mortgagee, indicating the presence or absence of hazardous substances and solid waste on the Property and/or the Associated Property and compliance with Applicable Environmental Laws.

          (j) Not Abandon Wells; Participate in Operations. Mortgagor will not, without prior written consent of Mortgagee, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage). Mortgagor will not, without prior written consent of Mortgagee, elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties.

          (k) Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Mortgagee and at Mortgagor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Mortgagee is hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

          (l) Indemnity.   Mortgagor will reimburse Mortgagee (for purposes of
     this paragraph, the term "Mortgagee" shall include the directors, officers, partners, employees and agents of Mortgagee and any persons or entities owned or controlled by or affiliated with Mortgagee) for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the exercise by Mortgagee of any rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or liens and security interests therein. Mortgagor will indemnify and hold harmless Mortgagee from and against (and will reimburse Mortgagee for) all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by Mortgagee on account of, in connection with, or arising out of (A) any bodily injury or death or natural resource, human health or property damage occurring in, at, into, under or upon or in the vicinity of the Property through any cause whatsoever, (B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein,
     (C) the exercise of any rights and remedies hereunder or under any other Loan Document, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Property or with this Mortgage or any other Loan Document, (E) any violation on or prior to the Release Date (as hereinafter defined) of any Applicable Environmental Law,
     (F) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on or under the

     Property or the Associated Property or release at, into, upon, under or from the Property or the Associated Property of hazardous substances or solid wastes disposed of or otherwise released) resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Property or the Associated Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (G) any and all claims or proceedings (whether brought by private party or governmental agencies) for human health, bodily injury, property damage, abatement or remediation, environmental damage, cleanup, mitigation, removal, natural resource damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material located upon or migrating into, from or through the Property or the Associated Property (whether or not the release of such materials was caused by Mortgagor, a tenant or subtenant or a prior owner or tenant or subtenant on the Property or the Associated Property and whether or not the alleged liability is attributable to the use, treatment, handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on or under the Property or the Associated Property), which the Mortgagee may have liability with respect to due to the making of the loan or loans evidenced by the Note, the granting of this Mortgage, the exercise of any rights under the Loan Documents, or otherwise. Mortgagee shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Mortgagee pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee. The "Release Date" as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released of record, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully effective and recorded. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OR STRICT LIABILITY OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee and shall be subject to and covered by the provisions of Section 2.3 hereof.

          (m) Insurance.  Mortgagor will carry insurance as provided in the
     Credit Agreement.   All policies evidencing such insurance shall contain
     clauses providing that the proceeds thereof shall be payable to Mortgagee as its interest may appear and providing that such policies may not be canceled, reduced or otherwise affected without at least thirty (30) days prior written notice to Mortgagee. Upon request by Mortgagee, Mortgagor shall deliver to Mortgagee the original policies, evidence of payment of premiums, certificates evidencing renewals, and such other information regarding such insurance as Mortgagee may request. In the event of any loss under any insurance policies so carried by Mortgagor, Mortgagee shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Mortgagee in its own discretion, of the secured indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Mortgagee is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Mortgagee is hereby appointed Mortgagor's agent and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

          (n) Further Assurances. Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document;
     (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further mortgages, deeds of trust, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all costs connected with any of the foregoing.

          (p) Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 2.2. Compliance by Operator. As to any part of the Mortgaged Properties which is not a working interest, Mortgagor agrees to take all such action and to exercise all rights and remedies as are available to Mortgagor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Mortgagor, Mortgagor agrees to take all such action and to exercise all rights and remedies as are available to Mortgagor (including, but not limited to, all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

     Section 2.3. Performance on Mortgagor's Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby expressly promises to pay) and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at the rate of fifteen percent per annum; all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

                                 ARTICLE III.

               Assignment of Production, Accounts, and Proceeds

     Section 3.1. Assignment of Production. Mortgagor does hereby absolutely and unconditionally assign, transfer and set over to Mortgagee all Production which accrues to Mortgagor's interest in the Mortgaged Properties, all proceeds of such Production and all Payments in Lieu of Production (herein collectively referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds. Mortgagor directs and instructs any and all purchasers of any Production to pay to Mortgagee all of the Production Proceeds accruing to Mortgagor's interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Mortgagor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Mortgagee.

     Section 3.2. Effectuating Payment of Production Proceeds to Mortgagee. Independent of the foregoing provisions and authorities herein granted, Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Mortgagee or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Mortgagee. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, Mortgagor's interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor's hands and shall be immediately paid over to Mortgagee. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Mortgagee as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Mortgagor to Mortgagee pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

          (a) Execute and deliver in the name of Mortgagor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Mortgagee or which Mortgagee may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

          (b) If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Mortgagee;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Mortgagee may be exercised by Mortgagee through any person who, at the time of the execution of the particular instrument, is an officer of Mortgagee. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Mortgagee or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by

Mortgagee that all the secured indebtedness is fully and finally paid. Mortgagee may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Mortgagee shall be a demand obligation of Mortgagor and shall be part of the secured indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

     Section 3.3. Change of Purchaser. To the extent a default has occurred hereunder and is continuing, should any person now or hereafter purchasing or taking Production fail to make payment promptly to Mortgagee of the Production Proceeds, Mortgagee shall, subject to then-existing contractual prohibitions, have the right to make, or to require Mortgagor to make, a change of purchaser, and the right to designate or approve the new purchaser, and Mortgagee shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

     Section 3.4. Application of Production Proceeds. So long as no default has occurred hereunder, the Production Proceeds received by Mortgagee during each calendar month shall on the first business day of the next succeeding calendar month (or, at the option of Mortgagee, on any earlier date) be applied by Mortgagee as follows:

          FIRST, to the payment of all secured indebtedness then due and payable, in such manner and order as Mortgagee deems advisable;

          SECOND, to the prepayment of the remainder of the secured indebtedness in such manner and order and to such extent as Mortgagee deems advisable; and

          THIRD, the remainder, if any, of the Production Proceeds shall be paid over to Mortgagor or to Mortgagor's order or to such other parties as may be entitled thereto by law.

After a default hereunder has occurred, all Production Proceeds from time to time in the hands of Mortgagee shall be applied by it toward the payment of all secured indebtedness (principal, interest, attorneys' fees and other fees and expenses) at such times and in such manner and order and to such extent as Mortgagee deems advisable.

     Section 3.5. Release From Liability; Indemnification. Mortgagee and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Mortgagee (for purposes of this paragraph, the term "Mortgagee" shall include the directors, officers, partners, employees and agents of Mortgagee and any persons or entities owned or controlled by or affiliated with Mortgagee) from and against any and all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred or paid by Mortgagee by reason of the assertion that Mortgagee received, either before or after payment in full of the secured indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Mortgagee shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Mortgagee shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Mortgagee in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Mortgagee pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest, from the date expended until paid, at the rate described in Section 2.3 hereof. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

     Section 3.6. Mortgagor's Absolute Obligation to Pay Note. Nothing herein contained shall detract from or limit the obligations of Mortgagor to make prompt payment of the Note, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.

                                 ARTICLE IV.

                             Remedies Upon Default

     Section 4.1. Default. The term "default" as used in this Mortgage shall mean the occurrence of an "Event of Default" as defined in the Credit Agreement.

     Section 4.2. Acceleration of Secured Indebtedness. Upon the occurrence of a default, Mortgagee at any time and from time to time may, as provided in the Credit Agreement, without notice to Mortgagor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Mortgagee may elect.

     Section 4.3. Pre-Foreclosure Remedies. Upon the occurrence of a default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Mortgagee is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Mortgagee may invoke any and all remedies to dispossess Mortgagor. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Mortgagee pursuant to this Section 4.3, MORTGAGEE SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF MORTGAGEE (INCLUDING MORTGAGEE'S OWN NEGLIGENCE) IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR BAD FAITH OF MORTGAGEE, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section 4.3.

     Section 4.4.  Foreclosure.

     (a) Upon the occurrence of a default, this Mortgage may be foreclosed as to the Mortgaged Properties, or any part thereof, in any manner permitted by applicable law. Cumulative of the foregoing and the other provisions of this
Section 4.4, Mortgagee may foreclose this Mortgage by executory process subject to, and on the terms and conditions required or permitted by, applicable law, and shall have the right to appoint a keeper of such Mortgaged Properties.

     (b) Upon the occurrence of a default, Mortgagee may exercise its rights of enforcement with respect to the Collateral under the Louisiana Commercial Laws or under, the Uniform Commercial Code or any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

          (i) Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          (ii) Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral; and

          (iii) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

          (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

          (v) the expenses of sale provided for in clause FIRST of Section 4.6 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

          (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under
     Section 4.6 as if the same were sales proceeds; and

          (vii) as to the Collateral located in or otherwise subject to the laws of the State of Louisiana, Mortgagee may foreclose this Mortgage as a security agreement affecting the Collateral by executory process subject to, and on the terms and conditions required or permitted by, applicable law, and shall have the right to appoint a keeper of such Collateral.

     (c) To the extent permitted by applicable law, the sale hereunder of less than the whole of the Property shall not exhaust the powers of sale under the Uniform Commercial Code herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the powers of sale under the Uniform Commercial Code herein granted or the right to judicial foreclosure, and Mortgagee shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. Mortgagee acting under such Uniform Commercial Code power of sale may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to all of the secured indebtedness having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Notwithstanding any reference herein to the Note or the Credit Agreement or any other Loan Document, all persons dealing with the Mortgaged Properties shall be entitled to rely on any document, or certificate, of the Mortgagee as to the occurrence of an event, such as an Event of Default, and shall not be charged with or forced to review any provision of any other document to determine the accuracy thereof. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Mortgagee, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

     (d) As to Property now or hereafter located in, or otherwise subject to the laws of, the State of Louisiana, Mortgagor acknowledges the secured indebtedness, whether now existing or to arise hereafter, and for Mortgagor, Mortgagor's heirs, devisees, personal representatives, successors and assigns, hereby confesses judgment for the full amount of the secured indebtedness in favor of the Mortgagee. Mortgagor further agrees that the Mortgagee may cause all or any part of the Property to be seized and sold after due process of law, the Mortgagor waiving the benefit of all laws or parts of laws relative to the appraisement of property seized and sold under executory process or other legal process, and consenting that all or any part of the Property may be sold without appraisement, either in its entirety or in lots and parcels, as the Mortgagee may determine, to the highest bidder for cash or on such terms as the plaintiff in such proceedings may direct. Mortgagor hereby waives (i) the benefit of appraisement provided for in articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (ii) the demand and three (3) days notice of demand as provided in articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (iii) the notice of seizure provided for in articles 2293 and 2721 of the Louisiana Code of Civil Procedure;
(iv) the three (3) days delay provided for in articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (v) all other laws providing rights of notice, demand, appraisement, or delay. Mortgagor expressly authorizes and agrees that Mortgagee shall have the right to appoint a keeper of such Property pursuant to the terms and provisions of La. R.S. 9:5131 et seq. and La. R.S. 9:5136 et seq., which keeper may be the Mortgagee, any agent or employee thereof, or any other person, firm, or corporation. Compensation for the services of the keeper is hereby fixed at five percent (5%) of the amount due or sued for or claimed or sought to be protected, preserved, or enforced in the proceeding for the recognition or enforcement of this Mortgage and shall be secured by the liens and security interests of this Mortgage.

     Section 4.5. Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of a default or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Mortgagee shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Mortgagee, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Mortgagee under Article III hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest, from the date of making such advancement by Mortgagee until paid, at the rate described in Section 2.3 hereof.

     Section 4.6. Proceeds of Foreclosure. The proceeds of any sale held in foreclosure of the liens and/or security interests evidenced hereby shall be applied:

          FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit and including but not limited to the compensation of the keeper, if any;

          SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed under this Mortgage) in such manner and order as Mortgagee may elect; and

          THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

     Section 4.7. Mortgagee as Purchaser. Any party constituting Mortgagee shall have the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and any party constituting Mortgagee which is purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such party, or if such party holds less than all of such indebtedness, the pro rata part thereof owing to such party, accounting to all other parties constituting Mortgagee who are not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding parties.

     Section 4.8. Foreclosure as to Matured Debt. Upon the occurrence of a default, Mortgagee shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.6 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in clause SECOND AND THIRD of Section 3.4 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

     Section 4.9. Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section 4.10. Discretion as to Security. Mortgagee may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section 4.11. Mortgagor's Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

     Section 4.12. Mortgagor as Tenant Post-Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Mortgagor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.


                                  ARTICLE V.

                                 Miscellaneous

     Section 5.1. Scope of Mortgage. This Mortgage is a mortgage of both real/immovable and personal/movable property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

     Section 5.2. Effective as a Financing Statement. This Mortgage covers goods which are or are to become fixtures on the real property described herein, and this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all such fixtures included within the Property. This Mortgage shall also be effective as a financing statement covering minerals and other substances of value which may be extracted from the earth (including without limitation oil and gas), and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed for record in the real/immovable property records of each county or parish where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the actual or projected seaward extension of the relevant county or parish boundaries), and may also be filed in the Uniform Commercial Code records of any such parish, in the offices of the Bureau of Land Management or the Minerals Management Service, and in the offices of the Louisiana Mineral Board or any other relevant state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage.

     Section 5.3. Reproduction of Mortgage as Financing Statement. A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2.

     Section 5.4. Notice to Account Debtors. In addition to, but without limitation of, the rights granted in Article III hereof, Mortgagee may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

     Section 5.5. Waivers. Mortgagee may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage. Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

     Section 5.6. No Impairment of Security. The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     Section 5.7. Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section 5.8. Mortgagor's Successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby, shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

     Section 5.9. Place of Payment. All secured indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage), or at such other place as Mortgagee may designate in writing.

     Section 5.10. Subrogation to Existing Liens. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced at Mortgagor's request, and the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 5.11. Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section 5.12. Compliance With Usury Laws. It is the intent of Mortgagor, Mortgagee and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect, and any interest purportedly in excess of such maximum shall be limited to such maximum. The provisions of Section 9.8 of the Credit Agreement (limiting the interest under the Loan Documents) apply to this Mortgage.

     Section 5.13. Release of Mortgage. If all of the secured indebtedness be paid as the same becomes due and payable, all other requirements of the Credit Agreement are satisfied and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and if neither the Mortgagor nor the Mortgagee is bound to the other or to any third person to permit any obligation or secured indebtedness to be incurred then or thereafter, then, upon twenty (20) days prior written notice (or such lesser number of days as may be mandated by applicable law), the Mortgagor may request that this Mortgage be terminated. Upon such termination the Mortgagor may further request that a written act of release of this Mortgage be provided (except this Mortgage shall be reinstated to the extent expressly provided herein, and will continue with respect to indemnification and other rights which are to continue following the release hereof). Mortgagee agrees to deliver such an act of release (subject to the foregoing limitation), all at the cost and expense of the Mortgagor, within twenty (20) days (or such lesser number of days as may be mandated by applicable law) of receiving such request unless Mortgagee in good faith, has cause to believe that Mortgagor is not entitled to a termination of this Mortgage. Notwithstanding the foregoing, it is understood and agreed that certain indemnifications, and other rights, which are provided herein to continue following the release hereof, shall continue in effect notwithstanding such release; provided that if any payment to Mortgagee is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason Mortgagee is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of any such payment or payments.

     Section 5.14. Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, and (c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the

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

exercise by Mortgagee of its rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

     Section 5.15. Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 5.16. Gender; Titles. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     Section 5.17. Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 5.18. Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

     Section 5.19. Certain Consents. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee's judgment.

     Section 5.20. Certain Obligations of Mortgagor. Without limiting Mortgagor's obligations hereunder, Mortgagor's liability hereunder shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

     Section 5.21. Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit "A" which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations
of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit "A" shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Mortgage containing the entire Exhibit "A", and being fully executed by Mortgagee, attested and sealed by a representative of Mortgagor, and witnessed by two individuals, have been retained by Mortgagor and Mortgagee and one such copy has been recorded in Cameron Parish, Louisiana.

     Section 5.22. Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and the successors and assigns of Mortgagee, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such successors and assigns.

     SECTION 5.23. FINAL AGREEMENT OF THE PARTIES. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 5.24. CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA.

     SECTION 5.25 . APPEARANCE, RESOLUTIONS. For purposes of Louisiana law, including but not limited to the availability of executory process, Mortgagor and Mortgagee have appeared on this date before the undersigned Notaries Public and witnesses in order to execute this Mortgage. Mortgagor attaches to counterparts hereof being recorded in Louisiana, certified resolutions of its Board of Directors authorizing the execution and delivery of this Mortgage.

     Section 5.26. Paraph. Mortgagor acknowledges that no promissory note or other instrument has been presented to the undersigned Notary Public(s) to be paraphed for identification herewith.

     Section 5.27 Reliance as to Facts. Notwithstanding any reference herein to the Credit Agreement, the Note, or any other document, no third party shall be obligated to inquire as to whether any term or condition set forth therein has occurred but shall be entitled to rely upon the certificate of the Mortgagee as to all events, including but not limited to the occurrence of a default hereunder.

     THUS DONE AND PASSED this 1st day of September, 1999 in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                             MORTGAGOR

                                       CHENIERE ENERGY, INC.
Name:
                                       By:____________________________
                                          Name:
                                          Title:
Name:

                  ------------------------------------------
                         NOTARY PUBLIC, STATE OF TEXAS

The address of Mortgagor is:

Two Allen Center, Suite 1740
1200 Smith Street
Houston, Texas 77002

     THUS DONE AND PASSED this 1st day of September, 1999 in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagee and me, Notary, after reading of the whole.

WITNESSES:                          MORTGAGEE

                                    ENCAP ENERGY CAPITAL FUND III, L.P.

                                    By:   ENCAP INVESTMENTS L.L.C.,
                                          General Partner

Name:                                      By:__________________________
                                              Gary R. Petersen
                                              Managing Director

Name:



                ----------------------------------------------
                         NOTARY PUBLIC, STATE OF TEXAS


The address of Mortgagee is:          This instrument prepared by:

                                      John W. Rain
1100 Louisiana Street, Suite 3150     Thompson & Knight L.L.P.
Houston, Texas 77002                  1700 Pacific Avenue
                                      Dallas, Texas 75201

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